EXHIBIT 10.22
EXECUTION VERSION
AMENDMENT NO. 9 dated as of April 2, 2007 to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of December 15, 2003 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the “Borrowers”), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank, National Association (formerly known as JPMorgan Chase Bank), as Administrative Agent and as Issuing Bank for the Lenders (the “Agent”), JPMorgan Chase Bank, National Association Toronto Branch (formerly known as JPMorgan Chase Bank, Toronto Branch) as Canadian Agent, Bank of America, N.A. (as successor by merger to Fleet National Bank) , as Co-Syndication Agent and BNP Paribas, as Co-Syndication Agent (as the same may be amended, supplemented or otherwise modified, the “Credit Agreement”).
INTRODUCTORY STATEMENT
     The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.
     The Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions herein set forth.
     Therefore, the parties hereto hereby agree as follows:
     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.
     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of December 31, 2006 as follows:
     (A) Article 1 of the Credit Agreement is hereby amended to insert the following definitions in their appropriate alphabetical sequence:

     “‘LGFF Slate Transaction’ shall mean the transactions involving the entity to be created under the name LG Film Finance I, LLC (“FilmCo”), or such other name as the Borrowers shall advise the Administrative Agent, on substantially the terms set forth in that certain December 2006 Confidential Information Memorandum issued by Goldman Sachs Credit Partners L.P. (the “Goldman Confidential Information Memorandum”).”
     “*****”
     “*****”
     (B) Article 1 is hereby further amended by replacing the definitions of “Fractional Aircraft Interest” and “Unrestricted Subsidiary” contained therein in their entirety with the following, respectively:
“‘Fractional Aircraft Interest’ shall mean a fractional interest in an executive jet aircraft and/or a single purpose trust formed solely to hold such interest with an acquisition cost for such aircraft or such trust which may not exceed US$5,000,000.”
“‘Unrestricted Subsidiary’ shall mean each Subsidiary of LGEC listed in Schedule 3.7(d) and any other Subsidiary of LGEC which is (i) acquired without the use of any of the proceeds from either the Term Loans or the Revolving Credit Loans or the issuance of any other Indebtedness and (ii) designated by the Borrowers as an Unrestricted Subsidiary in a written notice to the Administrative Agent; provided, however, that (A) after giving effect to such designation, no Default or Event of Default shall be continuing at the time of such designation or on a pro forma basis as of the most recent date for which a compliance certificate has been delivered pursuant to Section 5.1(a) hereof and (B) the Borrowers may elect that any Unrestricted Subsidiary no longer remain an Unrestricted Subsidiary by providing written notice thereof to the Administrative Agent along with an Instrument of Assumption and Joinder executed by such former Unrestricted Subsidiary, appropriate UCC-1 financing statements, certificates representing all Pledged Securities owned by such former Unrestricted Subsidiary together with an undated stock power executed in blank, corporate documents to the extent set forth in Section 4.1(a) and, upon request, written opinions of counsel (which may be an employee of, or counsel for, a Credit Party) in form and substance reasonably satisfactory to the Administrative Agent; provided, further, that after giving effect to such election, no Default or Event of Default shall be continuing at the time of such election or on a pro forma basis as of the most recent date for which a compliance certificate has been delivered pursuant to Section 5.1(a) hereof.
     (C) Section 6.1(c) of the Credit Agreement is hereby amended by replacing “US$2,500,000” with “US$5,000,000”.

     (D) Section 6.2 of the Credit Agreement is hereby amended by (i) replacing “US$2,500,000” with “US$5,000,000” in subsection (d) and (ii) removing “and” at the end of subsection (u), redesignating the existing subsection “(v)” as subsection “(y)” and inserting the following directly before such subsection (y):
          “(v) *****
          (w) Liens granted by Lions Gate Films Inc. to secure its payment and performance obligations to FilmCo in connection with the LGFF Slate Transaction; provided, however, that FilmCo has entered into an intercreditor agreement with the Administrative Agent reasonably satisfactory to the Administrative Agent in all respects;
          (x) Liens to secure payment and performance obligations of a Credit Party in connection with a revenue participation purchase agreement or similar arrangement for third-party investments in Product produced, acquired or distributed by such Credit Party; provided, however, that (A) each such revenue participation or other investment arrangement is on terms satisfactory to the Administrative Agent and (B) each such investment has entered into an intercreditor agreement with the Administrative Agent reasonably satisfactory to the Administrative Agent in all respects;”
     (E) Section 6.3 of the Credit Agreement is hereby amended by removing “and” before clause (x) and inserting, immediately following clause (x), clause (xi):
          “(xi) Guarantees of the obligations of Special Purpose Producers under collective bargaining agreements with guilds and/or unions relating to the provision of services related to the production of items of Product.”
     (F) Clauses (xv), (xvii) and (xviii) of Section 6.4 of the Credit Agreement are hereby amended in their entirety to read as follows:
          “(xv) after January 1, 2007, other Investments not to exceed US$3,000,000 in the aggregate outstanding at any one time;
          (xvii) after January 1, 2007, Investments in an amount not to exceed US$15,000,000 in the aggregate outstanding at any one time made by issuing new capital stock or by using the proceeds of such newly issued capital stock;
          (xviii) Investments in connection with acquisitions permitted under Section 6.7(b) hereof;”
     (G) Section 6.4 of the Credit Agreement is further amended by deleting the word “and” immediately before clause (xxi) and inserting, immediately following clause (xxi), clauses (xxii), (xxiii), (xxiv) and (xxv) as follows:

          “(xxii) the acquisition of the Fractional Aircraft Interest;
          (xxiii) the acquisition of membership interests in FilmCo pursuant to the LGFF Slate Transaction;
          (xxiv) *****; and
          (xxv) *****”
     (H) Section 6.7(a) of the Credit Agreement is hereby amended by deleting the word “and” immediately before clause (vii) and inserting, immediately following clause (vii), clauses (viii), (ix) and (x) as follows:
          “(viii) the sale of Product to FilmCo as part of the LGFF Slate Transaction, (ix) the sale of membership interests in FilmCo to LGEI and Pride Pictures LLC as part of the LGFF Slate Transaction, and (x) *****.”
     (I) Section 6.7(b) of the Credit Agreement is hereby amended in its entirety to read as follows:
          “(b) After January 1, 2007, purchase or otherwise acquire any film or television library or all or substantially all of the stock or assets of any Person (each such purchase or acquisition, an “Acquisition”), other than Acquisitions in an amount not to exceed US$100,000,000 in the aggregate, provided that, such acquisitions (w) are within the scope of permitted business activities set forth in Section 6.13 hereof, (x) are in Subsidiaries that are 100% controlled by one or more Credit Party; provided, however, that up to 20% of the equity interest in any such entity may be retained by previous investors, (y) no Default or Event of Default shall be continuing after giving effect on a pro forma basis to any such acquisition as demonstrated by a certificate from an Authorized Officer in form and substance reasonably satisfactory to the Administrative Agent and attaching supporting schedules demonstrating in reasonable detail such compliance and (z) such newly acquired Subsidiary becomes a Guarantor hereunder in accordance with Section 6.32 hereof; provided, however, that such Subsidiary need not become a Guarantor if such Subsidiary is or will be acquired without the use of any of the proceeds from the Loans or any other Indebtedness and is designated as an Unrestricted Subsidiary in accordance with the definition thereof.”
(J)	Section 6.12 of the Credit Agreement is hereby amended by inserting “(i)” after the word “than” in the fourth line thereof and inserting the following clauses (ii) and (iii) after “Artisan”:

          “(ii) the transactions contemplated by the LGFF Slate Transaction, and (iii) *****”
     (K) Section 6.15 of the Credit Agreement is hereby amended in its entirety to read as follows:
          “Overhead Expense. Permit the sum of all aggregate allocated and unallocated overhead expenses (other than all charges related to any stock appreciation rights and other variable stock option or award plans issued by the Borrowers) of LGEC and its Consolidated Subsidiaries in any fiscal year to exceed US$90,000,000 for the fiscal year ending March 31, 2007, and thereafter, 110% of the maximum amount permitted for the immediately preceding fiscal year;”
     (L) Section 6.25 of the Credit Agreement is hereby amended by replacing the provision contained therein in its entirety with the phrase “Intentionally Omitted.”.
     (M) Section 12.1(b)(viii) is hereby amended by inserting the words “Section 6.2(v) and Section 6.2(x)” immediately after the words “Section 6.2(f)”.
     (N) Schedule 3.7(d) of the Credit Agreement is hereby amended by adding the following Unrestricted Subsidiaries to the appropriate section of Schedule 3.7(d): LG Film Finance I, LLC (or such other entity established as “FilmCo” in connection with the LGFF Transaction).
     (O) The Credit Agreement is further amended by adding a new Schedule 1.6 in the form attached to this Amendment.
     Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
     (A) the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and all Lenders;
     (B) the receipt by the Administrative Agent of all fees as set forth in Section 5 of this Amendment;
     (C) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Agent) due and payable by any Credit Party to the Agent and/or the Lenders; and
     (D) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.
     Section 4. Representations and Warranties. Each Credit Party represents and warrants that:
     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date);
     (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.
     Section 5. Fees. The Borrowers agree to pay the Administrative Agent for the account of each of the Lenders who executes this Agreement by the close of business on April 12, 2007, a fee equal to 0.125% of the aggregate Commitment of each such Lender under the Credit Agreement.
     Section 6. Lender Authorization. The Lenders hereby authorize and direct the Administrative Agent to enter into an intercreditor agreement with FilmCo and certain Credit Parties in connection with the LGFF Slate Transaction substantially in the form attached hereto as Exhibit Q.
     Section 7. Further Assurances. At any time and from time to time, upon the Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.
     Section 8. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.
     Section 9. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.
     Section 10. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     Section 11. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
     Section 12. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.
     Section 13. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

[Signature Pages to Follow]

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

BORROWERS (in their capacities both as Borrowers and as Guarantors): LIONS GATE ENTERTAINMENT CORP.
By:	/s/ WAYNE LEVIN
	Name:	Wayne Levin
	Title:	General Counsel & EVP

LIONS GATE ENTERTAINMENT INC.
By:	/s/ WAYNE LEVIN
	Name:	Wayne Levin
	Title:	General Counsel

Executed as a Deed by REDBUS FILM DISTRIBUTION LIMITED by			) ) )
/s/ STEVE BEEKS
Steve Beeks
(Director) and

/s/ WAYNE LEVIN
Wayne Levin
(Director/Secretary)

GUARANTORS:

3 WISE GUYS PRODUCTIONS INC.
AM PSYCHO PRODUCTIONS, INC.
ATTRACTION PRODUCTIONS LLC
BLUE PRODUCTIONS INC.
CINEPIX ANIMATION INC./ANIMATION
     CINEPIX INC.
CINEPIX FILMS INC./FILMS CINEPIX INC.
CONFIDENCE PRODUCTIONS, INC.
CUT PRODUCTIONS INC.
DEAD ZONE PRODUCTION CORP.

DEVILS REJECTS, INC.
FINAL CUT PRODUCTIONS CORP.
FIVE DAYS PRODUCTIONS CORP.
FRAILTY PRODUCTIONS, INC.
GC FILMS, INC.
HIGH CONCEPT PRODUCTIONS INC.
HYPERCUBE PRODUCTIONS CORP.
KING OF THE WORLD PRODUCTIONS LLC
LC PRODUCTIONS CORP.
LG PICTURES INC.
LIONS GATE FILMS CORP.
LIONS GATE FILMS DEVELOPMENT CORP.
LIONS GATE FILMS INC.
LIONS GATE FILMS PRODUCTIONS
     CORP./PRODUCTIONS FILMS
     LIONS GATE S.A.R.F.
LIONS GATE MUSIC CORP.
LIONS GATE RECORDS, INC.
LIONS GATE STUDIO MANAGEMENT LTD.
LIONS GATE TELEVISION
     DEVELOPMENT LLC
LIONS GATE TELEVISION INC.
LUCKY 7 PRODUCTIONS CORP.
MOTHER PRODUCTIONS CORP.
NGC FILMS, INC.
PLANETARY PRODUCTIONS, LLC
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
SCARLETT, LLC
TERRESTRIAL PRODUCTIONS CORP.
WEEDS PRODUCTIONS INC.
WILDFIRE PRODUCTIONS INC.
WRITERS ON THE WAVE
3F SERVICES, INC.
ALL ABOUT US PRODUCTIONS INC.
ARIMA INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN FILMED PRODUCTIONS, INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN MUSIC INC.
ARTISAN PICTURES INC.
ARTISAN RELEASING INC.
ARTISAN TELEVISION INC.
BD OPTICAL MEDIA, INC.
BL DISTRIBUTION CORP.
CAVE PRODUCTIONS, INC.

DJM SERVICES, INC.
DRESDEN FILES PRODUCTIONS I CORP.
EMPLOYEE PRODUCTIONS, INC.
FHCL, LLC
FILM HOLDINGS CO.
FUSION PRODUCTIONS, INC.
HIDDEN PALMS PRODUCTIONS, INC.
INVISIBLE CASTING INC.
LANDSCAPE ENTERTAINMENT CORP.
LG HORROR CHANNEL HOLDINGS, LLC
LOVESPRING PRODUCTIONS INC.
MOTEL MAN PRODUCTIONS INC.
PALM SPRINGS PRODUCTIONS INC.
POST PRODUCTION, INC.
PUNISHER PRODUCTIONS, INC.
SCREENING ROOM, INC.
SILENT DEVELOPMENT CORP.
TOUCH PRODUCTIONS CORP.
VESTRON INC.
WILDFIRE 3 PRODUCTIONS INC.
WILDFIRE 4 PRODUCTIONS INC.

By:	/s/ WAYNE LEVIN
	Name:	Wayne Levin
	Title:	General Counsel

BLAIR WITCH FILM PARTNERS LTD.
By:	Artisan Filmed Productions Inc.
Its:	General Partner

By:	/s/ WAYNE LEVIN
	Name:	Wayne Levin
	Title:	General Counsel

Executed as a Deed by REDBUS PICTURES LIMITED by			) )
/s/ STEVE BEEKS
Steve Beeks
(Director) and

/s/ WAYNE LEVIN
Wayne Levin
(Director/Secretary)

(Director/Secretary) Executed as a Deed by REDBUS HOME ENTERTAINMENT LIMITED by			) ) )
/s/ STEVE BEEKS
Steve Beeks
(Director) and

/s/ WAYNE LEVIN
Wayne Levin
(Director/Secretary)

LENDERS: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, (formerly known as JPMorgan Chase Bank), individually and as Administrative Agent
By:	/s/ CHRISTA THOMAS
	Name:	Christa Thomas
	Title:	Managing Director
	Address:	131 South Dearborn Street, 6th Floor Chicago, Illinois 60603-5506
	Attention:	Stephen C. Price
	Facsimile:	(312) 325-3239

BANK LEUMI USA
By:	/s/ JACQUES V. DELVOYE
	Name:	Jacques V. Delvoye
	Title:	First Vice President
	Address:	8383 Wilshire Blvd., #400 Beverly Hills, CA 90211
Attention:
	Facsimile:	(323) 966-4250

BNP PARIBAS
By:	/s/ FREDERIQUE MERHAUT
	Name:	Frederique Merhaut
	Title:	Managing Director
Address:
Attention:
Facsimile:

By:	/s/ CHARLES C. JOU
	Name:	Charles C. Jou
	Title:	Vice President
Address:
Attention:
Facsimile:

CITY NATIONAL BANK
By:	/s/ NORMAN E. STARR
	Name:	Norman E. Starr
	Title:	Senior Vice President
Address:
Attention:
Facsimile:

BANK OF AMERICA, N.A. (as successor by merger to Fleet National Bank)
By:	/s/ DANIEL M. TIMMONS
	Name:	Daniel M. Timmons
	Title:	Vice President
Address:
Attention:
Facsimile:

ISRAEL DISCOUNT BANK OF NEW YORK
By:	/s/ DAVID A. ACOSTA
	Name:	David A. Acosta
	Title:	First Vice President
Address:
Attention:
Facsimile:

By:	/s/ MICHAEL PAUL
	Name:	Michael Paul
	Title:	Assistant Vice President
Address:
Attention:
Facsimile:

MANUFACTURERS BANK
By:	/s/ MAUREEN KELLY
	Name:	Maureen Kelly
	Title:	Vice President
	Address:	515 S. Figueroa St. Los Angeles, CA 90071
Attention:
Facsimile:

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ JOAN F. STIGLIANO
	Name:	Joan F. Stigliano
	Title:	Senior Vice President
Address:
Attention:
Facsimile:

SOCIETE GENERALE
By:	/s/ ELAINE KHALIL
	Name:	Elaine Khalil
	Title:	Managing Director
	Address:	1221 Avenue of the Americas, New York, NY 10020
	Attention:	Elaine Khalil
	Facsimile:	(212) 278-6146

THE LEWIS HORWITZ ORGANIZATION, a division of Imperial Capital Bank
By:	/s/ DAVE HUTH
	Name:	Dave Huth
	Title:	Vice President
	Address:	1840 Century Park East, Los Angeles, CA 90067
	Attention:	D. Huth
Facsimile:

UNION BANK OF CALIFORNIA, N.A.
By:	/s/ LAWRENCE ENDO
	Name:	Lawrence Endo
	Title:	Assistant Vice President
	Address:	445 S. Figueroa St. 16th Floor Los Angeles, CA 90071
	Attention:	Lawrence Endo
	Facsimile:	(213) 236-5747

WESTLB AG (formerly Westdeutsche Landesbank Girozentrale), NEW YORK BRANCH
By:	/s/ SALVATORE BATTINELLI
	Name:	Salvatore Battinelli
	Title:	Managing Director
Address:
Attention:
Facsimile:

By:	/s/ LOREN GERSON
	Name:	Loren Gerson
	Title:	Associate Director
Address:
Attention:
Facsimile:

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ ALASTAIR TYLER
	Name:	Alastair Tyler
	Title:	Authorized Signatory
	Address:	135 Bishopsgate, London
Attention:
Facsimile:

GRAYSON & CO.
By	Boston Management and Research as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President
Address:
Attention:
Facsimile: